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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report:  September 3, 1998



                        INTERNEURON PHARMACEUTICALS, INC.
                        ---------------------------------
               (Exact name of registrant as specified in charter)



                                    DELAWARE
                                    --------
                 (State of other jurisdiction of incorporation)


       0-18728                                                 043047911
       -------                                                 ---------
(Commission File Number)                                     (IRS Employer
                                                          Identification No.)


One Ledgemont Center, 99 Hayden Avenue, Lexington, Massachusetts       02421
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone no. including area code:  (781) 861-8444




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Item 5.  Other Events


         On September 3, 1998, Interneuron Pharmaceuticals, Inc. (the "Company") announced that it reached an agreement in principle to settle litigation and claims against the Company by persons who used Redux(TM) (dexfenfluramine).

         Reference is made to the Letter of Understanding between the Company and the Plaintiffs' Management Committee dated September 3, 1998, and the Company's press release dated September 3, 1998, filed as Exhibits 99.1 and 99.2, respectively, hereto and incorporated by reference herein.



Item 7   Financial Statements, Pro Forma Financial Information and Exhibits
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   (c)   Exhibits

         99.1 Letter of Understanding between the Company and the Plaintiffs' Management Committee dated September 3, 1998.

         99.2   Press Release dated September 3, 1998



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNEURON PHARMACEUTICALS INC.



                                       By: /s/ Glenn L. Cooper, M.D.
                                           -------------------------------------
                                           Glenn L. Cooper, M.D.
                                           President and Chief Executive Officer


Dated:  September 9, 1998